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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

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                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)        May 10, 1995
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                            LOEWS CORPORATION
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          (Exact Name of Registrant as Specified in its Charter)


         Delaware                   1-6541                13-2646102
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(State or Other Jurisdiction     (Commission          (I.R.S. Employer
of Incorporation)                File Number)         Identification No.)


   667 Madison Avenue, New York, N.Y.                          10021-8087
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 (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code      (212) 545-2000
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     (Former Name or Former Address, if Changed Since Last Report)



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                             Page 1 of 3 Pages

Item 2.  Acquisition or Disposition of Assets.

  On May 10, 1995, CNA Financial Corporation ("CNA"), an 84% owned subsidiary of the Loews Corporation, consummated the merger (the "Merger") of its wholly owned subsidiary, Chicago Acquisition Corp. ("Merger Sub"), with and into The Continental Corporation ("Continental"), pursuant to the Merger Agreement dated as of December 6, 1994, by and among CNA, Continental and Merger Sub, for aggregate consideration of $1,125 million (based on a conversion price of $20.00 per share of Continental's common stock, par value $1.00 per share). CNA is funding the cash purchase price with proceeds from a five-year revolving credit facility from a syndicate of banks led by The First National Bank of Chicago, as administrative agent, and The Chase Manhattan Bank, N.A., as syndication agent. As a result and upon the consummation of the Merger, Continental became a wholly owned subsidiary of CNA. Continental is an insurance holding company principally engaged in the business of owning a group of property and casualty insurance companies, which business CNA currently intends to continue.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  It is impracticable for the Registrant to file the financial statements and pro forma financial information required by Items 7(a) and (b) of the General Instructions to Form 8-K at this time. Registrant will file such financial statements and pro form financial information as soon as practicable and in any event no later than the date on which Registrant is required to file such statements and information pursuant to Items 7(a) (4) and 7(b) (2) of the General Instructions to Form 8-K.

  (a) Exhibits:

  Exhibit No.                           Description
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     2.01         Securities Purchase Agreement, dated as of December 6, 1994, by and between CNA Financial Corporation and The Continental Corporation (with exhibits thereto) (incorporated herein by reference to Exhibit 1 to CNA Financial Corporation's Form 8-K (Commission File Number 1-5823) dated December 9, 1994).


     2.02 Merger Agreement, dated as of December 6, 1994, by and among CNA Financial Corporation, Chicago Acquisition Corp. and The Continental Corporation (incorporated herein by reference to Exhibit 2 to CNA Financial Corporation's Form 8-K (Commission File Number 1-5823) dated December 9, 1994).

                             Page 2 of 3 Pages

                                SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
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                                            (Registrant)





Dated: May 23, 1995                     By: /s/ Barry Hirsch
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                                            Barry Hirsch
                                            Senior Vice President

                             Page 3 of 3 Pages